SUMMARY PROSPECTUS
PRTIX PRKIX	Investor Class I Class
October 1, 2017
T. Rowe Price U.S. Treasury Intermediate Fund
A bond fund seeking high income through investments in intermediate-term U.S. Treasury securities.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2017, as amended or supplemented, and Statement of Additional Information, dated October 1, 2017, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.29%[b]	0.29%[b]

Distribution and service (12b-1) fees	—	—

Other expenses	0.23	0.34 [c]

Total annual fund operating expenses	0.52	0.63

Fee waiver/expense reimbursement	(0.15)[b,d,e]	(0.43)[b,c,d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.37 [b,d]	0.20 [b,c,d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to waive a portion of its management fees in order to limit the fund’s management fees to 0.15% of the fund’s average daily net assets. The agreement may be terminated at any time beyond September 30, 2019, with approval by the fund’s Board of Directors. Fees waived under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc., by the fund.

c T. Rowe Price Associates, Inc., has agreed (through September 30, 2019) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

d Restated to reflect current fees.

e  As a result of other class’ expense limitations, T. Rowe Price Associates, Inc., waived fund-level expenses ratably across all classes.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your

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shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$38	$136	$260	$623
I Class	20	113	263	702

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 53.8% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund invests at least 80% of its net assets (including any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government. The remainder is invested in other securities backed by the full faith and credit of the U.S. government. The fund’s weighted average maturity is expected to normally range between three and ten years.

U.S. Treasury securities in which the fund may invest include Treasury bills, notes, bonds, and repurchase agreements thereon, as well as Treasury inflation protected securities. The fund may use derivatives to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. Such instruments include U.S. Treasury futures, which are futures contracts collateralized by U.S. Treasury bonds or notes, and Treasury STRIPS, which are zero-coupon securities created by separating the principal and interest payments on U.S. Treasury securities.

The fund’s other investments include the following:

• Securities backed by the full faith and credit of the U.S. government (including, but not limited to, securities issued by Government National Mortgage Association and other government agencies and certain corporate debt securities guaranteed by U.S. government agencies) and repurchase agreements thereon; and

• Shares of a T. Rowe Price internal money market fund or short-term bond fund that invests exclusively in securities backed by the full faith and credit of the U.S. government.

Summary	3

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity or to shift assets into and out of higher-yielding securities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. While U.S. government-backed securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the fund fail to produce the intended results, the fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rate risks Prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk. The fund may face a heightened level of interest rate risk due to historically low interest rates and the potential effect of any government fiscal policy initiatives; for example, the U.S. Federal Reserve Board has ended its quantitative easing program and may continue to raise interest rates.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or inability to meet a financial obligation. The fund should have relatively low credit risk because it invests only in securities backed by the U.S. government and other investments involving such securities.

Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of

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events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Repurchase agreement risks A counterparty to a repurchase agreement may become insolvent or fail to repurchase securities from the fund as required, which could increase the fund’s costs or prevent the fund from immediately accessing its collateral.

Derivatives risks The use of Treasury futures exposes the fund to additional volatility in comparison to investing directly in U.S. Treasury bonds. Futures can be less liquid and involve the risk that anticipated interest rate movements will not be accurately predicted. Treasury STRIPS are less liquid, potentially more volatile, and have a higher sensitivity to changes in interest rates than Treasury bonds with the same maturity. Changes in regulations could significantly impact the fund’s ability to invest in specific types or derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

The fund’s return for the six months ended 6/30/17 was 1.63%.

Summary	5

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

Average Annual Total Returns
	Periods ended
	December 31, 2016

				Inception
	1 Year	5 Years	10 Years	date
Investor Class				09/29/1989
Returns before taxes	0.62%	0.89%	4.33%
Returns after taxes on distributions	-0.19	-0.08	3.14
Returns after taxes on distributions
and sale of fund shares	0.50	0.35	3.00
I Class				05/03/2017
Returns before taxes	—	—	—

Bloomberg Barclays U.S. 4-10 Year Treasury Bond Index (reflects no deduction for fees, expenses, or taxes)
	1.20	1.47	4.76
Lipper General U.S. Treasury Funds Average
	1.27	1.64	5.22

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Brian J. Brennan	Chairman of Investment Advisory Committee	2007	2000

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Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class generally requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum may be waived for intermediaries and retirement plans maintaining omnibus accounts, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account). Dividends paid by the fund from income earned on direct investments in U.S. Treasury securities are generally exempt from state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investor adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F66-045 10/1/17